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                                                                    EXHIBIT 99.1

                     VOTING AGREEMENT AND IRREVOCABLE PROXY

      THIS VOTING AGREEMENT AND IRREVOCABLE PROXY (this "AGREEMENT"), is made and entered into as of November 17, 2004, by and between Michael Herman (the "SHAREHOLDER") and Coconut Palm Capital Investors II, Ltd., a Florida limited partnership ("COCONUT PALM").

                               W I T N E S S E T H

      WHEREAS, the Shareholder is the record and beneficial owner of the number of shares of common stock of Sunair Electronics, Inc., a Florida corporation (the "COMPANY") set forth on EXHIBIT A (such shares, or any other voting or equity securities of the Company hereafter acquired by the Shareholder prior to the termination of this Agreement, being referred to collectively as the "SHARES");

      WHEREAS, in accordance with the terms of that certain Purchase Agreement, dated November 17, 2004, by and between the Company and Coconut Palm (including all exhibits thereto, the "PURCHASE AGREEMENT"), the Company and Coconut Palm intend to close the acquisition by Coconut Palm of the Initial Units (as defined in the Purchase Agreement), and if elected by Coconut Palm, the Additional Units (as defined in the Purchase Agreement) (collectively, the "TRANSACTIONS");
      WHEREAS, Coconut Palm desires to have the Shareholder, and the Shareholder desires, in order to induce Coconut Palm to proceed with closing the Transactions, to agree to vote in favor of approving certain matters relating to the Transactions that require approval of the Company's shareholders and that are necessary to close the Transactions, each as set forth below; and
      WHEREAS, this Agreement is made and entered into pursuant to Section
607.0731 of the Florida Business Corporation Act.

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree as follows:

      SECTION 1. Voting of Shares.

            (a) The Shareholder covenants and agrees that until the Termination Date (as defined below), at the meeting of the Company's shareholders or any adjournment thereof to consider the Transactions, however called, and in any action by written consent of the shareholders of the Company to consider the Transactions, the Shareholder will vote, or cause to be voted, all of the Shareholder's respective Shares in favor of the Transactions as described in and, in every material respect, in accordance with, the terms and conditions set forth in this Agreement.

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            (b) The Shareholder hereby IRREVOCABLY grants to and appoints
      Coconut Palm, and any individual designated in writing by Coconut Palm, as its proxy and attorney-in-fact (with full power of substitution), for and in its name, place and stead, to vote its Shares at any meeting of the shareholders of the Company, or any adjournment thereof, called with respect to any of the matters specified in, and in accordance and consistent with, this Section 1 and against any actions or approval that would compete with or could serve to materially interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Transactions. The Shareholder understands and acknowledges that Coconut Palm is entering into the Purchase Agreement in reliance upon the Shareholder's execution and delivery of this Agreement. The Shareholder hereby affirms that the IRREVOCABLE proxy set forth in this Section 1(b) is given in connection with the closing of the Transactions, and that such IRREVOCABLE proxy is given to secure the performance of the duties of the Shareholder under this Agreement. Except as otherwise provided for herein, the Shareholder hereby affirms that the IRREVOCABLE proxy is coupled with an interest and MAY UNDER NO CIRCUMSTANCES BE REVOKED. Notwithstanding any other provisions of this Agreement, the IRREVOCABLE proxy granted hereunder shall automatically terminate upon the termination of this Agreement.

            (c) The Shareholder hereby revokes any and all previous proxies granted with respect to any of the Shares and shall not hereafter, until this Agreement terminates, purport to grant any other proxy or power of attorney with respect to any of the Shares or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Shares covering the subject matter hereof. Notwithstanding anything stated to the contrary, the foregoing shall not prohibit the Shareholder from granting proxies in connection with the annual meeting of the Company's shareholders with respect to voting on matters other than the matters that are the subject matter of this Agreement.

      SECTION 2. TRANSFER OF SHARES. The Shareholder covenants and agrees that until the termination of this Agreement, the Shareholder will not directly or indirectly, (a) sell, assign, transfer (including by purchase, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law), pledge, encumber or otherwise dispose of any of the Shares,
(b) deposit any of the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or grant any proxy or power of attorney with respect thereto which is inconsistent with this Agreement, or
(c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer (including by purchase, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law) or other disposition of any Shares unless the transferee (i) enters into an agreement with Coconut Palm containing provisions substantially similar to this Agreement and (ii) notifies Coconut Palm of such transfer.

      SECTION 3. SHAREHOLDER REPRESENTATIONS. The Shareholder represents to Coconut Palm that (a) on the date hereof, the Shareholder is the record and beneficial owner (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the Shares set forth next to the


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Shareholder's name on EXHIBIT A and that the Shareholder has sole voting power, without restrictions, with respect to all of his shares of common stock of the Company comprising the Shares; and (b) the Shareholder has the right, power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement, and this Agreement has been duly executed and delivered by the Shareholder and constitutes a valid and legally binding agreement of the Shareholder, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and such execution, delivery and performance by the Shareholder of this Agreement will not (i) conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other agreement to which the Shareholder is bound; (ii) violate any order, writ, injunction decree or statute, or any rule or regulation, applicable to the Shareholder or any of the properties or assets of the Shareholder or (iii) result in the creation of, or impose any obligation on the Shareholder to create, any lien, charge or other encumbrance of any nature whatsoever upon the Shares; and (c) the Shares are now and will at all times during the term of this Agreement be held by the Shareholder, or by a nominee or custodian for the account of the Shareholder, free and clear of all pledges (other than the Shareholder's existing pledge of the Shares to First State Bancorp New Mexico, which Coconut Palm hereby acknowledges), liens, proxies, claims, shares, security interests, preemptive rights and any other encumbrances whatsoever with respect to the ownership, transfer or voting of such Shares; and there are no outstanding options, warrants or rights to purchase or acquire, or other agreements relating to, such Shares other than this Agreement.

      SECTION 4. TERMINATION. This Agreement shall terminate upon the earlier to occur of (a) the consummation of the Transactions, (b) any termination of the Purchase Agreement in accordance with its terms or (c) upon the withdrawal by the Company's Board of Directors of its approval of the transaction pursuant to
Section 8(n) of the Purchase Agreement.

      SECTION 5. FURTHER ASSURANCES. The Shareholder from time to time will execute and deliver, or cause to be executed and delivered, all further appointments, documents and instruments and use its best efforts to take, or cause to be taken, all actions reasonably requested by Coconut Palm to consummate and make effective the transactions contemplated by this Agreement.

      SECTION 6. MISCELLANEOUS.

            (a) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect thereto. This Agreement may not be amended, modified or rescinded except by an instrument in writing signed by each of the parties hereto.

            (b) If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as


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      possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

            (c) The headings in this Agreement are inserted for convenience only, and shall not constitute a part of this Agreement or be used to construe or interpret any of its provisions. The parties have participated jointly in the negotiation and drafting of this Agreement. If a question of interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. The word "include" or "including" means include or including, without limitation. The use of a particular pronoun herein will not be restrictive as to gender or number but will be interpreted in all cases as the context may require.

            (d) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida. For any dispute relating to this Agreement, the parties irrevocably submit, on a non-exclusive basis, to the jurisdiction of the federal and state courts in Broward County, Florida, agreeing to service of process, in addition to any other manner permitted by applicable law, by any form of registered or certified airmail, return receipt requested, such process to be effective 5 days after mailing, and further waive any argument that that forum would be inconvenient.

            (e) Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other party if the party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief

            (f) If any legal action or any other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any provision of this Agreement, the prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

            (g) All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been given if sent by registered or certified mail, first class postage prepaid, return receipt requested, to the address of such parties set forth below or such other future address as may be specified by any party by notice to all of the other parties. Such communications may also be given by personal delivery, by facsimile or by regular mail, but shall be effective only if and when actually received.


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                  If to Coconut Palm, at:

                           Coconut Palm Capital Investors II, Ltd.
                           555 South Federal Highway
                           Boca Raton, FL 33432

                           Fax:  561-955-7333

                  If to the Shareholder, at:

                           Michael Herman
                           PO BOX 60446
                           Colorado Springs, CO 80960

                           Fax: (719) 475-7779

            (h) This Agreement may be executed in two or more original or facsimile counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.




                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]




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      IN WITNESS WHEREOF, each of the parties hereto has caused this Voting
Agreement and Irrevocable Proxy to be signed individually or by its respective duly authorized officer as of the date first written above.


                                    COCONUT PALM CAPITAL INVESTORS II, LTD.

                                             By: /s/ RICHARD C. ROCHON
                                            --------------------------------
                                             Name: Richard C. Rochon
                                             Title: President

                                    SHAREHOLDER:

                                             /s/ MICHAEL HERMAN
                                            --------------------------------
                                             Michael Herman



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                                    EXHIBIT A


BENEFICIAL OWNER                     NUMBER OF SHARES BENEFICIALLY OWNED
----------------                     -----------------------------------

Michael Herman                                    2,056,700





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